UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2009

LAREDO OIL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153168	N/A
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 Highway 535
Big Horn, WY 82833
 (Address of principal executive offices) (Zip code)

(307) 673-5033
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

    On November 9, 2009, Laredo Oil, Inc. (the “Company”) issued a press release announcing its enhanced oil recovery strategy, a copy of which is attached hereto as Exhibit 99.1.  The information included in such exhibit is being furnished pursuant to Item 7.01 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

None

(b) Pro forma financial information.

None

(c) Shell Company Transactions

None

(d) Exhibits

99.1                      Press Release of Laredo Oil, Inc. dated November 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        LAREDO OIL, INC.

Dated: November 11, 2009                                                                  By:/s/ Bradley E. Sparks
Name: Bradley E. Sparks
Title: Chief Financial Officer